Exhibit 99.1
Warwick Valley Telephone Receives Compliance Achieved Notification from Nasdaq
WARWICK, NY — (MARKET WIRE) — 11/02/05 — Warwick Valley Telephone Company (NASDAQ: WWVYE) announced today that they have received notification from the Nasdaq Listing Qualifications Panel that the Company has made all requisite filings and is again in compliance with all Nasdaq Marketplace Rules. Additionally, effective with the opening of business on November 3, 2005, the Company’s trading symbol will return to its regular form, “WWVY.”